UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2023

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 rue Saint-Dominique, Paris, France 75007

5599 San Felipe, Houston, Texas, U.S.A . 77056 (address)

62 Buckingham Gate, London, United Kingdom SW1E 6AJ

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	SLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

The opinion of STvB Advocaten (Europe) N.V., which is filed as Exhibit 5.1 to this Current Report on Form 8-K, is incorporated herein by reference. The opinion was issued in connection with the filing by Schlumberger Limited of the prospectus supplement on Form 424(b)(7), filed with the U.S. Securities and Exchange Commission on October 25, 2023, forming part of the registration statement on Form S-3 (File No. 333-273974).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits listed below are filed pursuant to Item 9.01 of this Form 8-K.

5.1	Opinion of STvB Advocaten (Europe) N.V.

23.1	Consent of STvB Advocaten (Europe) N.V. (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER LIMITED

/s/ Dianne B. Ralston
Dianne B. Ralston
Chief Legal Officer and Secretary

Date: October 25, 2023